UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                           IMMTECH INTERNATIONAL, INC.
                    -----------------------------------------
                (Name of Registrant as Specified In Its Charter)

       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:  N/A

2)   Aggregate number of securities to which transaction applies:  N/A

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

4)   Proposed maximum aggregate value of transaction:  N/A

5)   Total fee paid:  N/A
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

1)   Amount Previously Paid:  N/A

2)   Form, Schedule or Registration Statement No.:  N/A

3)   Filing Party:  N/A

4)   Date Filed:  N/A

                           IMMTECH INTERNATIONAL, INC.
                          150 Fairway Drive, Suite 150
                          Vernon Hills, Illinois 60061


Dear Fellow Stockholder:

            You are cordially invited to attend the 2001 Annual Meeting of Stockholders ("Annual Meeting") of Immtech International, Inc. ("Immtech," or the "Company"), to be held on December 17, 2001, at the Westin O'Hare, 6100 River Road, Rosemont, Illinois 60018 at 10:00 A.M. A Notice of the Annual Meeting, Proxy Statement and Proxy Card are enclosed with this letter.

            We encourage you to read the Notice of Annual Meeting and Proxy Statement so that you may be informed about the business to come before the meeting. We hope that you will find it convenient to attend the Annual Meeting in person.

            WHETHER OR NOT YOU EXPECT TO ATTEND, PLEASE PROMPTLY SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE RETURN ENVELOPE PROVIDED TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING AND THE PRESENCE OF A QUORUM. IF YOU DO ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY SHOULD YOU WISH TO VOTE IN PERSON.

            We are also providing a copy of the Company's Annual Report to Stockholders to you with this Proxy Statement. Additional copies may be obtained by writing to Immtech International, Inc., 150 Fairway Drive, Suite 150, Vernon Hills, Illinois 60061, Attention: Mr. Gary C. Parks.

            On behalf of the board of directors of Immtech, I would like to express the Company's appreciation for your continued support.

                                       Sincerely,


                                       /s/ T. Stephen Thompson
                                       -----------------------
                                       T. Stephen Thompson
                                       President and Chief Executive Officer

                           IMMTECH INTERNATIONAL, INC.
                          150 Fairway Drive, Suite 150
                          Vernon Hills, Illinois 60061

================================================================================
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                DECEMBER 17, 2001
================================================================================

TO THE STOCKHOLDERS OF IMMTECH INTERNATIONAL, INC.:

            The 2001 Annual Meeting of Stockholders ("Annual Meeting") of Immtech International, Inc. ("Company") will be held on December 17, 2001 at 10:00 A.M., at the Westin O'Hare, 6100 River Road, Rosemont, Illinois 60018 for the following purposes:

     1. To elect five directors to serve until the next Annual Meeting of Stockholders.

     2. To ratify the selection of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending March 31, 2002.

     3. To transact any such other business as may properly come before the Annual Meeting or any adjournment thereof.

            Only stockholders of record at the close of business on November 2, 2001 will be entitled to notice of the Annual Meeting and to vote on any matters which properly come before the meeting and any adjournments thereof.

            Whether or not you plan to attend the Annual Meeting your stock should be represented. To insure that your vote is counted, please complete, sign, date and mail the enclosed Proxy Card in the accompanying envelope even if you plan to attend the meeting. Returning the Proxy Card will not limit your right to vote in person or to attend the Annual Meeting, but will insure your representation if you cannot attend. Your proxy is revocable any time prior to its use.

                                       By order of the Board of Directors


                                       /s/ Gary C. Parks
                                       -----------------
                                       Gary C. Parks
                                       Secretary, Immtech International, Inc.
November 16, 2001
Vernon Hills, Illinois

================================================================================
                                 PROXY STATEMENT
================================================================================

                              ANNUAL MEETING OF THE
                   STOCKHOLDERS OF IMMTECH INTERNATIONAL, INC.
                                DECEMBER 17, 2001

                      SOLICITATION AND REVOCATION OF PROXY

            The board of directors of Immtech International, Inc., a Delaware corporation ("Immtech," or the "Company"), hereby solicits your proxy for use at the 2001 annual meeting of Stockholders ("Annual Meeting") to be held on Monday, December 17, 2001, at the Westin O'Hare, 6100 River Road, Rosemont, Illinois 60018 at 10:00 A.M., and at any adjournments, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

            By completing the attached Proxy Card you appoint T. Stephen Thompson as your representative at the Annual Meeting to vote your shares as you have instructed him on the Proxy Card, or in favor of the slate of directors nominated by the board and "for" the ratification of Deloitte & Touche LLP as the Company's independent auditors, if you sign and return, but fail to complete the Proxy Card. This way your shares will be voted whether or not you attend. We recommend you vote by proxy in advance of the meeting even if you plan to attend just in case your plans change.

            The board of directors does not know of any matters to be presented at the Annual Meeting other than those listed in this Proxy Statement. If a matter comes up for vote that is not covered by your proxy, Mr. Thompson will vote your shares, under your proxy, in accordance with his judgment.

            The board of directors encourages you to attend the Annual Meeting in person. If you decide to change your vote, you may revoke your proxy any time before the voting begins at the Annual Meeting by (i) giving notice of revocation to the Secretary of Immtech, (ii) submitting a proxy bearing a date later than the date of the Proxy Card, or (iii) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, in itself, constitute revocation of a proxy.

            This Proxy Statement and the accompanying Proxy Card are being mailed on or about November 21, 2001, to stockholders of record of Immtech as of November 2, 2001. Our principal executive offices are located at 150 Fairway Drive, Suite 150, Vernon Hills, Illinois 60061 and our telephone number is (847) 573-0033.

                             PURPOSE OF THE MEETING

            At the Annual Meeting, the Company's stockholders will be asked to consider and vote upon the following matters:

     1. To elect five directors to serve until the next Annual Meeting of Stockholders or until their successors have been duly elected and qualified.

     2. To ratify the selection of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending March 31, 2002.

     3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

                                  VOTING RIGHTS

            The board of directors has fixed the close of business on November 2, 2001, as the record date for determination of stockholders entitled to notice of the Annual Meeting and to vote on any matters. Holders of record of our common stock ("Common Stock"), as of November 2, 2001, will be entitled to one vote for each share held. At the close of business on November 2, 2001, there were 6,005,371 shares of Common Stock outstanding and entitled to vote.

            The holders of a majority of the outstanding shares of Common Stock, represented in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. Assuming the presence of a quorum at the Annual Meeting, those director nominees receiving the most votes, by shares represented in person or by proxy, shall be elected. The affirmative vote of the holders of not less than a majority of the shares of Common Stock represented at the meeting and entitled to vote is required to ratify the board's selection of Deloitte & Touche LLP as the Company's independent auditors.

            All Proxy Cards that are properly completed and not revoked prior to the voting at the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If you sign your Proxy Card but fail to direct how to vote your shares, then your shares will be voted in favor of the slate of directors proposed by the board of directors listed herein and in favor of the ratification of Deloitte & Touche LLP as the Company's independent auditors. If you mark the appropriate box on the attached Proxy Card to abstain from voting as to any proposal, then your shares will be counted for purposes of obtaining a quorum but will not be voted in favor of ratification of Deloitte & Touche LLP as the Company's independent auditors; abstentions therefor have the effect of a vote against ratification of Deloitte & Touche LLP as the Company's independent auditors. If a broker returns a "non-vote" proxy, then the shares represented by such proxy will be counted for the purpose of determining the presence of a quorum. Brokers who do not receive a stockholder's instructions are entitled to vote such stockholder's shares on the election of directors and the ratification of the selection of the independent auditors. Broker "non-votes" and stockholder abstentions will have no effect on the outcome of the election of directors because the five directors receiving the most "for" votes will be elected. A majority of the shares of Common Stock represented at the meeting is not required for the election of directors.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

            Your vote is requested to elect five directors at the Annual Meeting who shall serve until the next annual meeting of stockholders and until their successors shall be elected and shall qualify. The board of directors has selected the following four persons as nominees to be elected: T. Stephen Thompson, Harvey R. Colten, M.D., Eric L. Sorkin, Cecilia Chan and Frederick W. Wackerle. If you sign and return your Proxy Card, your shares shall be voted for the director slate nominated by the Company's board of directors except to the extent that you list the name or names of those nominees for whom you withhold authority.

            Each of the nominees has indicated a willingness to serve. Should any of the nominees become unavailable prior to the Annual Meeting, your proxy will vote your shares for the person or persons recommended by the board of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ALL OF ITS NOMINEES.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
                            DIRECTORS AND MANAGEMENT

            The following table provides information regarding ownership of Common Stock as of September 30, 2001, by (i) each person known to the Company to be the beneficial owner of more than 5% of the issued and outstanding shares of Common Stock, (ii) each member of the Company's board of directors and each nominee for director, (iii) each executive officer of the Company, and (iv) all directors, director nominees and executive officers of the Company as a group. Except as otherwise indicated, each listed stockholder directly owned his or its shares and had sole voting and investment power.

                                                   NUMBER OF SHARES  PERCENTAGE OF
                                                   OF COMMON STOCK    OUTSTANDING
                                                     BENEFICIALLY      SHARES OF
               NAME AND ADDRESS                         OWNED        COMMON STOCK
---------------------------------------------      ----------------  -------------
T. Stephen Thompson (1)                             304,593 shares      5.05%
c/o Immtech international, Inc.
150 Fairway Drive, Ste. 150
Vernon Hills, IL 60061

Cecilia Chan (2)                                    227,000 shares      3.64%
c/o Immtech International, Inc.
One North End Ave., Ste. 1111
New York, NY 10282

Gary C. Parks (3)                                    36,332 shares      0.60%
c/o Immtech international, Inc.
150 Fairway Drive, Ste. 150
Vernon Hills, IL 60061

Byron E. Anderson, Ph.D. (4)                         90,572 shares      1.51%
c/o Northwestern University Medical School
303 East Chicago Avenue
Chicago, IL 60611

Harvey R. Colten, M.D. (5)                           21,088 shares      0.35%
c/o iMetrikus
5950 La Place Court, Ste. 250
Carlsbad, CA 92008

                                                   NUMBER OF SHARES  PERCENTAGE OF
                                                   OF COMMON STOCK    OUTSTANDING
                                                     BENEFICIALLY      SHARES OF
               NAME AND ADDRESS                         OWNED        COMMON STOCK
---------------------------------------------      ----------------  -------------
Eric L. Sorkin (6)                                  249,500 shares      4.00%
c/o Immtech International, Inc.
One North End Ave., Ste. 1111
New York, NY 10282

Frederick W. Wackerle(7)                             40,000 shares      0.66%
c/o Fred Wackerle, Inc.
3750 North Lake Shore Drive, Apt 17F
Chicago, IL 60613

All directors, director nominees and executive      969,085 shares     14.83%
officers as a group (7 persons)

James Ng (8)                                        452,800 shares      7.01%
c/o RADE Management Corporation
New York Mercantile Exchange, Box 415
New York, NY 10282

Criticare Systems, Inc.                             474,956 shares      7.91%
20925 Crossroads Circle
Waukeoka, WI  53186

Pharm-Eco Laboratories, Inc. (9)                    423,750 shares      7.06%
460 East Swedesford Road
Suite 2000
Wayne, PA  19087

Johnson Matthey Public Limited Company (9)          423,750 shares      7.06%
2-4 Cockspur Street
Trafalgar Square
London SW1Y 5BQ
United Kingdom

Matthey Holdings Limited (9)                        423,750 shares      7.06%
2-4 Cockspur Street
Trafalgar Square
London SW1Y 5BQ
United Kingdom

Matthey Finance Ltd. (9)                            423,750 shares      7.06%
2-4 Cockspur Street
Trafalgar Square
London SW1Y 5BQ
United Kingdom

Johnson Matthey Investments, Ltd. (9)               423,750 shares      7.06%
2-4 Cockspur Street
Trafalgar Square
London SW1Y 5BQ
United Kingdom

                                                   NUMBER OF SHARES  PERCENTAGE OF
                                                   OF COMMON STOCK    OUTSTANDING
                                                     BENEFICIALLY      SHARES OF
               NAME AND ADDRESS                         OWNED        COMMON STOCK
---------------------------------------------      ----------------  -------------
Johnson Matthey America Holdings Limited (9)        423,750 shares      7.06%
2-4 Cockspur Street
Trafalgar Square
London SW1Y 5BQ
United Kingdom

Johnson Matthey Holdings, Inc. (9)                  423,750 shares      7.06%
c/o Organization Service Inc.
103 Springer Building
3411 Silverside Road
Wilmington, Delaware  19810

Johnson Matthey Investments, Inc. (9)               423,750 shares      7.06%
c/o Organization Service Inc.
103 Springer Building
3411 Silverside Road
Wilmington, Delaware  19810

Johnson Matthey Pharmaceutical Materials, Inc.(9)   423,750 shares      7.06%
c/o Organization Service Inc.
103 Springer Building
3411 Silverside Road
Wilmington, Delaware  19810


(1) Includes 281,526 shares of Common Stock, and 23,067 shares of Common Stock issuable upon the exercise of options as follows: option to purchase 8,872 shares of Common Stock at $0.46 per share by March 21, 2006; and option to purchase 14,195 shares of Common Stock at $1.74 per share by April 16, 2008.

(2) Includes 2,000 shares of Common Stock, and 225,000 shares of Common Stock issuable upon the exercise of warrants as follows: warrant to purchase 51,923 shares of Common Stock at $6.47 per share by July 24, 2004; and warrant to purchase 173,077 shares of Common Stock at $6.47 per share by October 12, 2004.

(3) Includes 21,582 shares of Common Stock, and 14,750 shares of Common Stock issuable upon the exercise of vested options as follows: option to purchase 14,195 shares of Common Stock at $1.74 per share by April 16, 2008, and options to purchase 10,000 shares at $10.00 per share by July 20, 2011 of which options to purchase 555 shares of Common Stock are vested as of September 30, 2001 (277.8 options to purchase shares of Common Stock vest each month thereafter until all are vested).

(4) Includes 90,572 shares of Common Stock of which 8,711 shares of Common Stock are held by Dr. Anderson's wife and 5,000 shares of Common Stock issuable upon the exercise of options as follows: option to purchase 5,000 shares of Common Stock at $10.00 per share by July 20, 2006.

(5) Includes 1,088 shares of Common Stock, and 20,000 shares of Common Stock issuable upon the exercise of options as follows: option to purchase 20,000 shares of Common Stock at $10.50 per share by December 29, 2005.

(6) Includes 24,500 shares of Common Stock, and 225,000 shares of Common Stock issuable upon the exercise of warrants as follows: warrant to purchase 51,923 shares of Common Stock at $6.47 per share by July 24, 2004; and warrant to purchase 173,077 shares of Common Stock at $6.47 per share by October 12, 2004.

(7) Includes 25,000 shares of Common Stock, and 15,000 shares of Common Stock issuable upon the exercise of options as follows: options to purchase 15,000 shares of Common Stock at $10.50 per share by December 28, 2005.

(8) Includes 2,800 shares of Common Stock, and 320,000 shares of Common Stock issuable upon the exercise of warrants as follows: warrant to purchase 73,845 shares of Common Stock at $6.47 per share by July 24, 2004; and warrant to purchase 246,155 shares of Common Stock at $6.47 per share by October 12, 2004. As beneficial owner of RADE Management Corporation ("RADE"), includes 130,000 shares of Common Stock issuable upon the exercise of warrants as follows: warrant to purchase 30,000 shares of Common Stock at $6.47 per share by July 24, 2004; and warrant to purchase 100,000 shares of Common Stock at $6.47 per share by October 12, 2004.

(9) As of September 30, 2001, Pharm-Eco Laboratories owned 423,750 shares of Common Stock. Johnson Matthey Public Limited Company is the ultimate parent company of Johnson Matthey Holdings Limited, Matthey Finance Ltd., Johnson Matthey Investments, Ltd., Johnson Matthey America Holdings Limited, Johnson Matthey Holdings, Inc., Johnson Matthey Investments, Inc., Johnson Matthey Pharmaceutical Materials, Inc., and Pharm-Eco Laboratories, Inc. According to a
Schedule 13G filed by Johnson Matthey Public Limited Company the aforementioned companies are members of a group, each of which has shared voting power and may be deemed to be beneficial owners of the shares.

               INFORMATION ABOUT THE NOMINEES, EXECUTIVE OFFICERS
                                AND KEY EMPLOYEES

            The tables below set forth the names and ages of the directors, including the director nominee and the retiring director, the executive officers and the key employees of the Company, as well as the positions and offices held by such persons. A summary of the background and experience of each of these individuals is set forth after the table.

              NAME                AGE            POSITION WITH IMMTECH
-------------------------------  ----- -----------------------------------------
T. Stephen Thompson               54   Director, President and Chief Executive
                                       Officer

Harvey R. Colten, M.D.            62   Director

Eric L. Sorkin                    41   Director

Cecilia Chan                      38   Director and Executive Vice President

Frederick W. Wackerle             62   Director Nominee

Byron E. Anderson, Ph.D.          59   Retiring Director

--------------------------------------------------------------------------------
              NAME                AGE            POSITION WITH IMMTECH
-------------------------------  ----- -----------------------------------------
Gary C. Parks                     51   Treasurer, Secretary and Chief Financial
                                       Officer

            T. STEPHEN THOMPSON, PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR. Mr. Thompson has served as a Director since 1991. He joined Immtech in April 1991 from Amersham Corporation, where he was President and Chief Executive Officer. He was responsible for Amersham Corporation's four North American divisions: Life Sciences, Radiopharmaceuticals, Diagnostics, and Quality and Safety Products. In addition, he had direct responsibility for the Clinical Reagent (in vitro diagnostic) Division in the United Kingdom. Mr. Thompson was employed by Amersham Corporation from 1986 to 1991. Mr. Thompson has 20 years' experience in health care with previous positions as President of a small diagnostic start-up, General Manager of the Infectious Disease and Immunology Business Unit in the Diagnostic Division of Abbott Laboratories from 1981 to 1986, and Group Marketing Manager for the Hyland Division of Baxter International Inc. from 1978 to 1981. Mr. Thompson is a Director of Matritech, Inc. (NASDAQ: NMPS). Mr. Thompson holds a B.S. from the University of Cincinnati and an M.B.A. from Harvard University.

            HARVEY R. COLTEN, M.D., DIRECTOR. Dr. Colten is currently the Chief Medical Officer of iMetrikus, Inc., a healthcare Internet company focused on improving the communication between the patient, physician and the medical industry. Prior to joining iMetrikus, Dr. Colten was the Dean of the Medical School and Vice President for Medical Affairs at Northwestern University. He previously served as the Harriet B. Spoehrer Professor and Chair of the Department of Pediatrics and Professor of Molecular Microbiology at Washington University School of Medicine, St. Louis, Mo., whose faculty he joined in 1986. He earned a B.A. at Cornell in 1959, an M.D. from Western Reserve University in 1963, and an M.A. (honorary) from Harvard in 1978. Following his clinical training he was a researcher at the National Institutes of Health from 1965-70. In 1970, he was appointed to the faculty at the Harvard Medical School, where he was named Professor of Pediatrics in 1979 and Chief of the Division of Cell Biology, Pulmonary Medicine, and Director of the Cystic Fibrosis Program at Children's Hospital Medical Center, Boston. Dr. Colten is a member of the Institute of Medicine and is Vice-Chair of its Council. He is a member of the American Society for Clinical Investigation, the Society for Pediatric Research, the Association of American Physicians, the American Pediatric Society, the American Association of Immunologists (former secretary and treasurer), and the American Society for Biochemistry and Molecular Biology. He is also a Fellow of the American Association for the Advancement of Science, the American Academy of Allergy and Immunology and the American Academy of Pediatrics. Dr. Colten is a Diplomat of the American Board of Pediatrics, served on the American Board of Allergy and Immunology, and was a member of the National Heart, Lung, and Blood Institute Advisory Council, serves on the Board of Directors of the Oasis Institute, the March of Dimes Scientific Advisory Council, in addition to many other Federal and private health groups that advise on scientific and policy matters. He also served as Vice Chairman of the Board of Directors of Parents as Teachers National Center. Dr. Colten has been on editorial boards and advisory committees of several leading scientific and medical journals, including the New England Journal of Medicine, Journal of Clinical Investigation, Journal of Pediatrics, Journal of Immunology, Annual Review of Immunology, Proceedings of the Association of American Physicians, and American Journal of Respiratory Cell and Molecular Biology.

            ERIC L. SORKIN, DIRECTOR. Mr. Sorkin is a private investor. Prior to 1994, Mr. Sorkin worked at Dean Witter Realty Inc., a wholly-owned subsidiary of Morgan Stanley Dean Witter. During his eleven years at Dean Witter, Mr. Sorkin was responsible for a real estate investment portfolio which grew to a value of over $3 billion. In 1988, Mr. Sorkin was promoted to the position of managing director at Dean Witter. Mr. Sorkin managed the company's retail (shopping center) portfolio of over 2 million square feet, and participated in the development of office, residential, industrial, and retail property development and acquisition of over 5 million square feet of assets. He is a graduate of Yale University with a Bachelor of Arts degree in Economics.

            CECILIA CHAN, DIRECTOR AND EXECUTIVE VICE PRESIDENT. Ms. Chan joined Immtech in 1997. She is responsible for fund raising, evaluating joint venture opportunities, and licensing developments in addition to directing the Company's capital resources as the Company advances through its various stages of development. From 1985 to 1993, Ms. Chan was employed at Dean Witter Realty, Inc. During her eight years at that firm Ms. Chan was promoted to the position of Vice President. Ms. Chan invested over $500 million for the firm and was an officer of public partnerships with assets of over $800 million during her tenure at Dean Witter. Since 1993, Ms. Chan has created and funded investments in the United States and China. She graduated from New York University in 1985 with a B.S. in International Business.

            FREDERICK W. WACKERLE, DIRECTOR NOMINEE. Mr. Wackerle is an author, private investor and President of Fred Wackerle, Inc. He has been an advisor to CEOs and boards and an executive search consultant for the past thirty-five years. Mr. Wackerle specializes in advising corporate boards on management succession and recruiting of Chief Executive Officer (CEO) positions. In the past 10 years, he devoted a significant amount of his time to investing and advising biotechnology companies on succession planning, and recruited CEO candidates and Board members for companies that include Biogen Inc., ICOS Corp., Amylin Pharmaceuticals, Inc., Enzon Inc., Meditronic Inc., and Vetana Medical Systems. Mr. Wackerle frequently writes management articles for Chicago Crain's Business, recently completed a book on management succession: "The Right CEO
- Straight Talk About Making CEO Selection Decisions" (Jossey-Bass), and is a graduate of Monmouth College where he has been active on their Board of Trustees. He is also a board member of The Rehabitation Institute of Chicago.

            BYRON E. ANDERSON, PH.D., RETIRING DIRECTOR. Dr. Anderson was a founder of Immtech and served as a Director since 1984. He is presently a Professor at Northwestern University Medical School in the Department of Cell, Molecular, and Structural Biology. He is a member of the American Association of Immunologists, the American Society of Molecular and Biological Chemists, the American Association for Advancement of Science, and several other biological and medical research societies. Dr. Anderson received his B.A. in Chemistry and Biology from Kalamazoo College in 1963 and a Ph.D. from the University of Michigan. He was a postdoctoral fellow of the Helen Hay Whitney Foundation, a Senior Investigator of the Arthritis Foundation, and a NIH Research Career Development Awardee. His research areas include peptide, protein and glycoprotein structure and function, as well as immunopathology of autoimmune and cancer diseases.

            GARY C. PARKS, TREASURER, SECRETARY AND CHIEF FINANCIAL OFFICER. Mr. Parks joined Immtech in January 1994, having previously served at Smallbone, Inc., from 1989 until 1993, where he was Vice President, Finance. Mr. Parks was a Division Controller with International Paper from 1986 to 1989. Prior to that, he was Vice President, Finance, of SerckBaker, Inc., a subsidiary of BTR plc, from 1982 to 1986 and a board member of SerckBaker de Venezuela. Mr. Parks holds a B.A. from Principia College and an M.B.A. from the University of Michigan.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

            The board of directors of Immtech held one meeting during the last fiscal year and took action by unanimous written consent on nine occasions. Each current director attended 75% or more of the aggregate number of meetings of the board of directors and board committees on which he served that were held during such period. There are no arrangements between any director or executive officer and any other person, pursuant to which the director or officer is to be selected as such. There is no family relationship between the directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers.

            All directors of the Company are serving until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified.

            The board of directors currently has one standing committee, the Audit Committee. The Audit Committee met on four occasions during the fiscal year ended March 31, 2001.

            The principal functions of the Audit Committee are to make recommendations to the Company's board of directors concerning the engagement of independent public auditors, monitor and review the quality and activities of the Company's independent auditors and monitor the adequacy of the Company's operating and internal controls as reported by management and the independent auditors. The Audit Committee is composed of three independent directors and operates under a written charter adopted by the board of directors (set forth in Exhibit A attached to this Proxy Statement). The present members of the Audit Committee are Dr. Byron E. Anderson, Harvey R. Colten, M.D. and Eric L. Sorkin.

--------------------------------------------------------------------------------
                          REPORT OF THE AUDIT COMMITTEE

            The members of the Audit Committee have been appointed by the board of directors. The Audit Committee is governed by a charter (a copy of which is attached to this Proxy Statement as Exhibit A), which has been approved and adopted by the board of directors and which will be reviewed and reassessed annually by the Audit Committee. The Audit Committee is comprised of three independent directors.

            The following Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein.

            The Audit Committee assists the board of directors in fulfilling its oversight responsibilities by reviewing (i) the financial reports and other financial information provided by the Company to any governmental body or to the public, (ii) the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics, and (iii) the Company's auditing, accounting and financial reporting processes.

            The Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Audit Committee has received from and discussed with the independent auditors their written disclosure and letter regarding their independence from the Company as required by Independence Standards Board Standard No. 1.

            Management is responsible for the preparation and integrity of the Company's financial statements and the independent auditors are responsible for the examination of those statements. The Audit Committee reviewed the Company's audited financial statements for the year ended March 31, 2001, and met with both management and the Company's independent auditors to discuss those financial statements.

            Based upon these reviews and discussions, the Audit Committee has recommended to the board of directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended March 31, 2001.

            Respectfully submitted,
            The Audit Committee                          November 13, 2001

            Dr. Byron E. Anderson
            Harvey R. Colten, M.D.
            Eric L. Sorkin

--------------------------------------------------------------------------------

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

            SUMMARY COMPENSATION TABLE. The following table sets forth certain information regarding the compensation of the Company's Chief Executive Officer and Chief Financial Officer for the fiscal years ended March 31, 1999, 2000 and 2001. We did not grant options to our executive officers during the fiscal year ended March 31, 2001.

                           SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------

                                                                  LONG-TERM
                                         ANNUAL COMPENSATION    COMPENSATION
                                         -------------------   ---------------
 NAME & PRINCIPAL POSITION      YEAR         SALARY ($)        OPTIONS/SARS(#)
------------------------------  ----     -------------------   ---------------
T. Stephen Thompson             2001          $150,000                0
President, Chief Executive      2000          $143,750                0
Officer and Director            1999          $ 56,250                0


Gary C. Parks                   2001          $125,000                0
Secretary, Treasurer and        2000          $120,833                0
Chief Financial Officer         1999          $ 56,250                0
--------------------------------------------------------------------------------


       AGGREGATE OPTION/WARRANT EXERCISES IN YEAR ENDED MARCH 31, 2001 AND
                     OPTION/WARRANT VALUES AT MARCH 31, 2001
--------------------------------------------------------------------------------

                                                                               VALUE OF UNEXERCISED
                                                  NUMBER OF UNEXERCISED        IN-THE MONEY OPTIONS
                                                OPTIONS AT MARCH 31, 2001      AT MARCH 31, 2001(1)
                                                --------------------------  --------------------------
                      SHARES
                    ACQUIRED ON    REALIZED
       NAME         EXERCISE(#)    VALUE($)     EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
------------------  -----------    --------     -----------  -------------  -----------  -------------
T. Stephen Thompson      0            0           36,133          0          174,545(2)        0

Gary C. Parks        7,097         37,508(1)      28,390          0          132,003(3)        0
------------------------------------------------------------------------------------------------------

(1) Based on the March 31, 2001, market value of $5.75 per share, minus the average per share exercise price of $0.46 multiplied by the number of shares underlying the option/warrant.

(2) Based on the March 31, 2001, market value of $5.75 per share, minus the average per share exercise price of $0.92 multiplied by the number of shares underlying the option/warrant.

(3) Based on the March 31, 2001, market value of $5.75 per share, minus the average per share exercise price of $1.10 multiplied by the number of shares underlying the option/warrant.

EMPLOYMENT AGREEMENTS

            The Company entered into an employment agreement with Mr. Thompson in 1992 pursuant to which the Company retained Mr. Thompson as its President and Chief Executive Officer for an annual base salary of $150,000 (subject to annual adjustment by the board), plus reimbursement for related business expenses and certain fringe benefits. The agreement, which includes confidentiality and non-disclosure provisions, also grants to Mr. Thompson the right to receive an annual bonus to be established by the board in an amount not to exceed 60% of Mr. Thompson's annual base salary for the year, which Mr. Thompson has declined for each year to date. Mr. Thompson may accept bonus awards in future years but will not be paid a bonus for years previously declined. If the Company breaches the agreement or Mr. Thompson is terminated by the Company without cause, he is entitled to all payments which he would otherwise accrue over the greater of nine months from the date of termination or the remaining term under the agreement. The original term of Mr. Thompson's agreement expired on May 11, 1999, and is subject to automatic renewal for successive one-year terms unless terminated by either party upon 30 days notice. Except for $12,500 paid to Mr. Thompson during the fiscal year ended March 31, 1998, Mr. Thompson waived any right to receive salary due under his employment agreement prior to June 30, 1998. Beginning July 1, 1998, and continuing until April 30, 1999, Mr. Thompson agreed to accept one-half of his annual salary as full satisfaction of the Company's salary obligation under his employment agreement. Mr. Thompson, effective May 1, 1999, has resumed his full salary rate of $150,000 per annum under his employment agreement, but will not be paid amounts previously waived.

DIRECTOR COMPENSATION FOR FISCAL YEAR ENDED MARCH 31, 2001.

            Dr. Harvey R. Colten was granted 20,000 options to purchase shares of Common Stock of the Company for joining the Company's board of directors. The options have an exercise price of $10.00 and an exercise period of five years. Dr. Colten will also receive: (i) 5,000 options to purchase shares of Common Stock of the Company for each additional year of service on the Company's board of directors and (ii) an additional 1,000 options per year for each board of director committee assignment. All such options shall vest over three years in three equal installments.

                    PROPOSAL NO. 2 - RATIFICATION OF AUDITORS

            The board of directors has appointed the firm of Deloitte & Touche LLP, independent auditors, to be the Company's independent auditors for the fiscal year ended March 31, 2002, and recommends the stockholders vote for ratification of that appointment. Deloitte & Touche LLP served in this capacity for the fiscal years ended March 31, 1999, 2000 and 2001. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, with the opportunity to make a statement should they desire to do so, and be available to respond to appropriate questions.

            The appointment of independent auditors is approved annually by the board of directors of Immtech and subsequently submitted to the stockholders for ratification. The decision of the board is based on the recommendation of the Audit Committee, which reviews and approves in advance the scope of the audit, the types of non-audit services that Immtech will need and the estimated fees for the coming year. The Audit Committee also reviews and approves non-audit services to ensure that these services will not impair the independence of the auditors.

            Before making its recommendation to the board of directors for appointment of Deloitte & Touche LLP, the Audit Committee carefully considered that firm's qualifications as independent auditors for the Company, which included a review of Deloitte & Touche LLP's performance in prior years, as well as its reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee expressed its satisfaction with Deloitte & Touche LLP in these respects.

            The ratification of the appointment of the independent auditors requires the affirmative vote of the holders of not less than a majority of the votes present in person or by proxy at the Annual Meeting, provided that a quorum is present at the Annual Meeting. An abstention or a broker "non-vote" will have the effect of a "no" vote on the proposal provided that a quorum is present at the Annual Meeting. Unless otherwise specified, all proxies received will be voted in favor of Proposal No. 2.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF DELOITTE & TOUCHE LLP AS IMMTECH'S AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2002.

                              INDEPENDENT AUDITORS

            Deloitte & Touche LLP acted as the Company's independent auditors for the fiscal years ended March 31, 1999, 2000 and 2001, and is selected by the board of directors to continue for the current fiscal year. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, with the opportunity to make a statement should they desire to do so, and be available to respond to appropriate questions.

AUDIT FEES

            The estimated aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended March 31, 2001, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for that fiscal year were $66,400.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

            Deloitte & Touche LLP did not provide to the Company any services related to financial information systems design and implementation during the fiscal year ended March 31, 2001.

ALL OTHER FEES

            The aggregate fees billed by Deloitte & Touche LLP for services rendered to Immtech, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," for the fiscal year ended March 31, 2001, were $51,000.

            The Audit Committee has determined that the provision of such non-audit services is compatible with maintaining the independence of the independent auditors and has determined there is no conflict of interest.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

            None.

--------------------------------------------------------------------------------

                     BOARD REPORT ON EXECUTIVE COMPENSATION

            Our executives' compensation is determined by the entire board. We do not have a standing compensation committee. Our policy is to compensate our executive officers fairly and adequately in relation to their responsibilities and contributions to Immtech. We have a Chief Executive Officer ("CEO"), an Executive Vice President, and a Chief Financial Officer.

            We do not use performance standards (e.g., profitability and return on equity) in determining the compensation of executive officers. We do, however, consider comparable salaries of our peer group companies in order to provide salaries designed to retain our key executives.

            In setting our CEO's salary, we applied the same policy as applied in setting the compensation of our other executive officers. Our CEO's base salary for the most recent fiscal year was $150,000 and he received no bonuses or stock option awards in this fiscal year.

The Board of Directors of Immtech, International, Inc.
T. Stephen Thompson
Dr. Byron E. Anderson
Harvey R. Colten, M.D.
Eric L. Sorkin
Cecilia Chan
--------------------------------------------------------------------------------

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Under federal securities laws, the Company's directors and executive officers are required to report, within specified monthly and annual due dates, their initial ownership in the Company's Common Stock and subsequent acquisitions, dispositions or other transfers of interest in such securities. The Company must disclose whether any person required to file such a report may have failed to do so in a timely manner. To the Company's knowledge and except as previously reported, all of the Company's directors and officers subject to such reporting obligations have satisfied their reporting obligations in full for the year ended March 31, 2001.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

            A copy of Immtech's Annual Report for the fiscal year ended March 31, 2001, including audited financial statements accompanies this Notice of Annual Meeting and Proxy Statement. No portion of the Annual Report is incorporated herein or is considered to be proxy-soliciting material.

THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 31, 2001, TO

ANY STOCKHOLDER OF THE COMPANY UPON WRITTEN REQUEST. REQUESTS SHOULD BE DIRECTED TO IMMTECH INTERNATIONAL, INC., 150 FAIRWAY DRIVE, SUITE 150, VERNON HILLS, ILLINOIS 60061, ATTN: MR. GARY C. PARKS.

                             SOLICITATION OF PROXIES

            Officers, directors and employees of Immtech may solicit proxies from stockholders. The Company pays no additional compensation to its officers, directors or employees for such solicitation. Solicitations may be made personally, or by mail, facsimile, telephone, telegraph or messenger. Immtech may reimburse brokers and other persons holding shares in their names or in the names of nominees for expenses in sending proxy materials to beneficial owners and obtaining proxies from such owners. All of the costs of solicitation of proxies will be paid by Immtech.

                                  OTHER MATTERS

            The board of directors does not intend to bring any other business before the Annual Meeting, and as far as is known by the board, no matters are to be brought before the Annual Meeting except as disclosed in the Notice of Annual Meeting of Stockholders. However, if any other business does properly come before the Annual Meeting, those proxies granting such authority will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

                 STOCKHOLDERS' PROPOSALS FOR NEXT ANNUAL MEETING

            Any proposals of stockholders intended to be included in the Proxy Statement for the 2002 Annual Meeting of the stockholders must be received by the Company not later than July 17, 2002, and must otherwise comply with the requirements and applicable laws. All notices or proposals, whether or not to be included in our proxy materials, must be sent to the principal executive offices of the Company at 150 Fairway Drive, Suite 150, Vernon Hills, Illinois 60061.

                                       By order of the board of directors,

                                       /s/ T. Stephen Thompson
                                       -----------------------
                                       T. Stephen Thompson
                                       Chairman of the Board

Dated:  November 16, 2001

                                                                       EXHIBIT A

                                     CHARTER
                OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                         OF IMMTECH INTERNATIONAL, INC.

I.   PURPOSE

            There shall be a committee of the board of directors of the Company ("Board") to be known as the Audit Committee. The primary function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing (i) the financial reports and other financial information provided by the Company to any governmental body or the public, (ii) the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established and (iii) the Company's auditing, accounting and financial reporting processes. The Audit Committee's primary duties and responsibilities are to:

            (a) Serve as an independent and objective committee to monitor the Company's financial reporting process and internal control systems.

            (b) Provide an open avenue of communication between the independent auditors and the board of directors.

            (c) Review and appraise the audit efforts of the Company's independent auditors.

            (d) Review the adequacy and effectiveness of the accounting and financial controls of the Company with the independent auditors and financial and accounting personnel. The Audit Committee shall elicit recommendations for improving internal controls and indicate particular areas where new or more detailed controls or procedures are necessary.

II.  COMPOSITION

            The Audit Committee shall be composed of three (3) or more directors, which number shall be determined by the Board. The Chair of the Audit Committee shall be appointed by the Board. Each member of the Audit Committee shall be an independent director. The independent directors shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a committee member. In general, an individual will be precluded from Audit Committee membership if he or she is
(i) currently employed by the Company, one of its affiliates or a current parent or predecessor company, or was so employed in the past three (3) years, (ii) currently, or has been within the past three (3) years, a member of the immediate family of a current executive officer of the Company or one of its affiliates, (iii) an executive of another business organization where any of the Company's executives serve on the organization's compensation committee, (iv) a partner, member, controlling stockholder or executive officer of any entity that has a business relationship with the Company, or (v) an individual who has a direct business relationship with the Company.

            All members of the Audit Committee shall be financially literate or become financially literate within a reasonable period of time after their appointment to the Audit Committee. Financial literacy signifies the ability to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement. In addition, one member of the Audit Committee must have accounting or related financial management expertise. Audit Committee members may participate in education programs to enhance financial literacy.

III. MEETINGS

            The Audit Committee shall endeavor to meet at least four (4) times annually, or more frequently as circumstances may require. To foster open communication, the Audit Committee should meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately.

IV.  RESPONSIBILITIES AND DUTIES

            To fulfill its responsibilities and duties, the Audit Committee shall:

     Review of Documents/Reports

            1. Review this Charter periodically, but at least annually, and update as conditions dictate.

            2. Review the Company's annual financial statements and any reports or other financial information submitted to any governmental body or the public, including any certification, report, opinion or review rendered by the independent auditors.

            3. Review each Form 10-Q and Form 10-K with financial management and the independent auditors prior to its filing or prior to the release of earnings.

     Independent auditors

            4.    Select the independent auditors.

            5. Review the performance of the independent auditors and consult with them out of the presence of management to discuss internal controls and the fullness and accuracy of the Company's financial statements and approve any proposed discharge of the independent auditors when circumstances warrant. The independent auditors are ultimately accountable to the Board and the Audit Committee, and the Board and the Audit Committee have the authority and responsibility to select, evaluate and replace the independent auditors.

            6. Be responsible for ensuring that the independent auditors submit a formal written statement regarding any relationships and services that may affect objectivity and independence, for discussing any relevant matters with the independent auditors and for recommending that the full Board take appropriate action to address the auditors' independence.

     Financial Reporting Processes

            7. Review the integrity of the Company's financial reporting processes, both internal and external, in consultation with the independent auditors.

            8. Consider and approve, if appropriate, major changes to the Company's accounting principles and practices as suggested by the independent auditors or management.

     Process Improvement

            9. Establish reporting systems whereby management or the independent auditors report any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

            10. Review any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

            11. Review significant disagreements among management and the independent auditors or the internal auditor or auditing department in connection with the preparation of the financial statements.

            12. Review improvements and changes in financial and accounting practices at a reasonable time after implementation.

     Ethical and Legal Compliance

            13. Review, with the Company's counsel, legal compliance matters including securities trading policies.

            14. Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

            15. Perform any other activities consistent with this Charter, the Company's Bylaws and governing law as the Audit Committee or the Board deems necessary or appropriate.

                                      PROXY
              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                           IMMTECH INTERNATIONAL, INC.

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON December 17, 2001

            The undersigned hereby appoints T. Stephen Thompson as his or her true and lawful agent and proxy ("Proxy") to represent the undersigned at the Annual Meeting of Stockholders of Immtech International, Inc. ("Immtech"), to be held at the Westin O'Hare, 6100 River Road, Rosemont, Illinois 60018, December 17, 2001, at 10:00 A.M. and at any adjournments thereof, and authorizes said Proxy to vote all shares of Immtech shown on the other side of this card with all the powers the undersigned would possess if personally present thereat.

            THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NAMED NOMINEES FOR DIRECTOR AND "FOR" THE RATIFICATION OF THE INDEPENDENT AUDITORS. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT OF IMMTECH DATED NOVEMBER 16, 2001, SOLICITING PROXIES FOR THE ANNUAL MEETING.

            All previous proxies given by the undersigned to vote at the Annual Meeting or at any adjournment thereof are hereby revoked.

              CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

                         PLEASE SIGN, DATE AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                           IMMTECH INTERNATIONAL, INC.
                                DECEMBER 17, 2001

             \|/ PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED \|/
-------------------------------------------------------------------------------

[X]   PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE USING DARK INK ONLY.

                           FOR         WITHHOLD
                         NOMINEES     AUTHORITY
                         --------     ---------
1. Election of Directors  [    ]         [    ]  Nominees: T. Stephen Thompson
                                                           Harvey R. Colten
                                                           Eric L. Sorkin
                                                           Cecilia Chan
                                                           Frederick W. Wackerle

TO WITHHOLD AUTHORITY TO VOTE FOR INDIVIDUAL NOMINEES, PRINT THE NAME OF SUCH NOMINEE OR NOMINEES ON THE LINES PROVIDED.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                    FOR      AGAINST    ABSTAIN

2. Ratification of Deloitte & Touche LLP as        [    ]     [    ]     [    ]
   independent auditors.

3. Other Matters:                                  [    ]     [    ]     [    ]
   Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting or any adjournment thereof.

SIGNATURE(S): _____________________________________ DATE:__________________

              -------------------------------------

              -------------------------------------

            NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREIN. WHEN SIGNING AS ATTORNEY, ADMINISTRATOR, EXECUTOR, GUARDIAN OR TRUSTEE, PLEASE GIVE YOUR FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN BY PRESIDENT OR OTHER AUTHORIZED OFFICER AND INDICATE TITLE. IF SHARES ARE REGISTERED IN THE NAMES OF JOINT TENANTS OR TRUSTEES, EACH TENANT OR TRUSTEE IS REQUIRED TO SIGN.